Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated March 1, 1996)



                           Banc One Auto Trust 1996-A



               Interest Period June 17, 1996 through July 14, 1996

              Collection Period June 1, 1996 through June 30, 1996




  The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by:    /s/Jeff Stewart              Attested:     /s/Christopher Klimko

              Jeff Stewart                             Christopher Klimko
              Vice President                           Secretary
              Bank One, Texas, N.A.                    Bank One, Texas, N.A.

                      Banc One Auto Grantor Trust 1996-A
                          Determination Date Statement
              Collection Period June 1, 1996 through June 30, 1996
                         Distribution Date July 15, 1996



A. ORIGINAL DEAL PARAMETER INPUTS
(A) Total Receivable Balance                                                    $537,526,728.62
(B) Total Certificate Balance                                                   $537,526,728.62
(C) Class A Certificates
    (i)   Class A Percentage                                                              95.50%
    (ii)  Original Class A Principal Balance                                    $513,340,000.00
    (iii) Class A Pass-Through Rate                                                        6.10%
(D) Class B Certificates
    (i)   Class B Percentage                                                               4.50%
    (ii)  Original Class B Principal Balance                                     $24,186,728.62
    (iii) Class B Pass-Through Rate                                                        6.25%
(E) Servicing Fee Rate (per annum)                                                         1.00%
(F) Weighted Average Coupon (WAC)                                                         11.649%
(G) Weighted Average Original Maturity (WAOM)                                             59.75 months
(H) Weighted Average Remaining Maturity (WAM)                                             50.62 months
(I) Number of Receivables                                                                41,508
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)         1.75%
    (ii)  Reserve Fund Initial Deposit                                            $9,406,717.75
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75%
               charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                       1.50%
          (c) Percent of Remaining Certificate Balance                                     4.00%
          (d) Trigger Percent of Remaining Certificate Balance                             9.00%


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
(A) Total Receivable Balance                                                              $474,693,410.48
(B) Total Certificate Balance                                                             $474,693,410.48
(C) Total Certificate Pool Factor                                                               0.8831066
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                      $453,333,950.41
    (ii) Class A Certificate Pool Factor                                                        0.8831066
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                       $21,359,460.07
    (ii) Class B Certificate Pool Factor                                                        0.8831066
(F) Reserve Fund Balance                                                                    13,565,004.43
(G) Cumulative Net Losses for All Prior Periods                                              2,018,736.82
(H) Charge-off Rate for Second Preceding Period                                                     2.25%
(I) Charge-off Rate for Preceding Period                                                            2.47%
(J) Delinquency Percentage for Second Preceding Period                                              0.60%
(K) Delinquency Percentage for Preceding Period                                                     0.63%
(L) Weighted Average Coupon (WAC)                                                                 11.620%
(M) Weighted Average Remaining Maturity (WAM)                                                      48.10 months
(N) Number of Receivables                                                                         38,673

C. INPUTS FROM THE MAINFRAME

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                      17,185,820.21
    (ii)  Prepayments in Full                                                                                 0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                      0.00
    (iv) Other Refunds Related to Principal                                                                   0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                        4,394,496.53
    (ii)  Repurchased Loan Proceeds Related to Interest                                                       0.00
(C) Weighted Average Coupon (WAC)                                                                            11.61%
(D) Weighted Average Remaining Maturity (WAM)                                                                47.32 months
(E) Remaining Number of Receivables                                                                         37,001

(F) Delinquent Receivables                                   Dollar Amount                                #  Units
                                                             --------------                               --------
    (i)  30-59 Days Delinquent                                 9,006,408             1.97%                     740
    (ii)  60-89 Days Delinquent                                2,351,205             0.52%                     176
    (iii) 90 Days or More Delinquent                           1,092,061             0.24%                      86



D. INPUTS DERIVED FROM OTHER SOURCES

(A) Reserve Fund Investment Income                                                               67,506.75
(B) Collection Account Investment Income                                                              0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                               1,136,836.70
     (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                1,133,204.04
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                               3,632.66
    (ii)  Liquidation Proceeds Related to Interest                                                    0.00
    (iii) Recoveries from Prior Month Charge Offs                                                48,713.25


E. COLLECTIONS
Interest Collections:
(A) Interest Payments Received                                                                4,394,496.53
(B) Liquidation Proceeds Related to Interest                                                          0.00
(C) Repurchased Loan Proceeds                                                                         0.00
(D) Recoveries from Prior Month Charge Offs                                                      48,713.25
                                                                                    ----------------------
(E) Interest Collections                                                                      4,443,209.78

Principal Collections:
(F) Principal Payments Received                                                             $17,185,820.21
(G) Liquidation Proceeds Related to Principal                                                     3,632.66
(H) Other Refunds Related to Principal                                                                0.00
                                                                                    ----------------------
(I) Principal Collections                                                                    17,189,452.87

(J) Total Collections                                                                       $21,632,662.65


F. DISTRIBUTABLE AMOUNTS

(A) Servicing Fee :
    (i)   Servicing Fee                                                                        $395,577.84
    (ii)  Prior Collection Period unpaid Servicing Fees                                               0.00
                                                                                    ----------------------
    (iii)  Total Servicing Fee                                                                 $395,577.84

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                           $2,304,447.58
    (ii)  Class A prior period Interest Carryover Shortfall                                           0.00
                                                                                    ----------------------
    (iii)  Class A Interest Distribution                                                     $2,304,447.58
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                             $111,247.19
    (ii)  Class B prior period Interest Carryover Shortfall                                           0.00
                                                                                    ----------------------
    (iii)  Class B Interest Distribution                                                       $111,247.19

(D) Total Certificate Interest Distribution                                                  $2,415,694.77
(E) Total Certificate Interest Distribution plus Total Servicing Fee                         $2,811,272.61


F. DISTRIBUTABLE AMOUNTS
Principal:
(F) Principal Collections                                                                   $17,189,452.87
(G) Realized Losses                                                                           1,133,204.04
                                                                                    ----------------------
(H) Total Monthly Principal                                                                 $18,322,656.91

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                          17,498,204.64
    (ii)  Class A prior period Principal Carryover Shortfall                                          0.00
                                                                                    ----------------------
    (iii)  Class A Principal Distribution                                                    17,498,204.64
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                             824,452.27
    (ii)  Class B prior period Principal Carryover Shortfall                                          0.00
                                                                                  ------------------------
    (iii)  Class B Principal Distribution                                                       824,452.27

(K) Total Principal Distribution                                                             18,322,656.91

(L) Total Interest and Principal Distribution Amounts                                        21,133,929.52
       plus Servicing Fee

G. DISTRIBUTIONS

(A) Total Interest Collections available to be distributed                                                            4,443,209.78
(B)  Class B Percentage of Principal Collections                                                                        773,462.25
(C) Servicing Fee :
    (i)   Total Servicing Fee                                                                                           395,577.84
    (ii)  Servicing Fee paid                                                                                            395,577.84
                                                                                                         -------------------------
    (iii)  Unpaid Servicing Fee                                                                                               0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                                   4,047,631.94
Interest:
(E) Class A Certificates
    (i)   Class A Interest Distribution                                                                               2,304,447.58
    (ii)  Class A Interest Distribution paid from Interest Collections after Servicing Fee                            2,304,447.58
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                              1,743,184.36
    (iv)  Class A Interest Distribution remaining to be paid                                                                  0.00
    (v)  Class A Interest Distribution paid from Class B Percentage of Principal Collections                                  0.00
    (vi)  Class A Interest Distribution remaining to be paid                                                                  0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                               0.00
    (viii) Class A Interest Carryover Shortfall                                                                               0.00
    (ix)  Class A Interest Distribution paid                                                                          2,304,447.58

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                                                 111,247.19
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A Interest
          Distribution                                                                                                  111,247.19
    (iii)  Total Interest Collections available after Class B Interest Distribution paid                              1,631,937.17
    (iv)  Class B Interest Distribution remaining to be paid                                                                  0.00
    (v)  Class B Interest Distribution paid from Reserve Fund                                                                 0.00
    (vi)  Class B Interest Carryover Shortfall                                                                                0.00
    (vii)  Class B Interest Distribution paid                                                                           111,247.19

(G) Total Interest Paid                                                                                               2,415,694.77
(H) Total Interest and Servicing Fee Paid                                                                             2,811,272.61
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest
    Distribution paid                                                                                                 1,631,937.17

Total Collections available to be distributed:
(J) Total Principal Collections                                                                                      17,189,452.87
(K) Excess Interest                                                                                                   1,631,937.17
(L)  Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                              0.00
(M) Total Collections available to be distributed as principal                                                       18,821,390.04

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                             17,498,204.64
    (ii)  Class A Principal Distribution paid from total Collections available
          to be distributed                                                                                          17,498,204.64
    (iii) Total Collections available after Class A Principal Distribution paid                                       1,323,185.40
    (iv)  Class A Principal Distribution remaining to be paid                                                                 0.00
    (v)  Class A Principal Distribution paid from Reserve Fund                                                                0.00
    (vi)  Class A Principal Carryover Shortfall                                                                               0.00
    (vii)   Total Class A Principal Distribution paid                                                                17,498,204.64

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                                824,452.27
    (ii)  Class B Principal Distribution paid from total Collections available
          to be distributed                                                                                             824,452.27
    (iii) Total Collections available after Class B Principal Distribution paid                                         498,733.13
    (iv)  Class B Principal Distribution remaining to be paid                                                                 0.00
    (v)  Class B Principal Distribution paid from Reserve Fund                                                                0.00
    (vi)  Class B Principal Carryover Shortfall                                                                               0.00
    (vii)   Total Class B Principal Distribution paid                                                                   824,452.27

(P)  Total Excess Cash to the Reserve Fund                                                                              498,733.13

H. POOL BALANCE AND PORTFOLIO INFORMATION

                                                                              Beginning                       End
                                                                              of Period                    of Period
                                                                      -------------------------   ----------------------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                            $474,693,410.48           $456,370,753.57
    (ii)   Aggregate Certificate Pool Factor                                  0.8831066                 0.8490196
    (iii)   Class A Principal Balance                                    453,333,950.41            435,835,745.77
    (iv)   Class A Pool Factor                                                0.8831066                 0.8490196
    (v)   Class B Principal Balance                                       21,359,460.07             20,535,007.80
    (vi)   Class B Pool Factor                                                0.8831066                 0.8490196

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                           11.62%                    11.61%
    (ii)  Weighted Average Remaining Maturity (WAM)                               48.10 months              47.32 months
    (iii) Remaining Number of Receivables                                        38,673                    37,001
    (iv)  Pool Balance                                                  $474,693,410.48           $456,370,753.57



I. RECONCILIATION OF RESERVE ACCOUNT

(A) Beginning Reserve Account Balance                                                                13,565,004.43
(B) Less: Draw to pay Class A Interest Distribution                                                           0.00
(C) Reserve Account Balance after draw                                                               13,565,004.43
(D) Less: Draw to pay Class B Interest Distribution                                                           0.00
(E) Reserve Account Balance after draw                                                               13,565,004.43
(F) Less: Draw to pay Class A Principal Distribution                                                          0.00
(G) Reserve Account Balance after draw                                                               13,565,004.43
(H) Less: Draw to pay Class B Principal Distribution                                                          0.00
(I) Reserve Account Balance after draw                                                               13,565,004.43
(J) Total excess Collections deposited in the Reserve Fund                                              498,733.13
                                                                                      ----------------------------
(K) Reserve Fund Balance                                                                             14,063,737.56
(L) Specified Reserve Account Balance                                                                41,073,367.82
(M) Reserve Account Release to Seller                                                                         0.00
                                                                                      ----------------------------
(N) Ending Reserve Account Balance                                                                   14,063,737.56
                                                                                      ============================
J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                      $3,632.66
    (ii)   Liquidation Proceeds Related to Interest                                                           0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                  48,713.25
(B) Realized Losses for Collection Period                                                             1,133,204.04
(C) Charge-off Rate for Collection Period (annualized)                                                       2.80%
(D) Cumulative Net Losses for all Periods                                                             3,151,940.86
(E) Delinquent Receivables
                                                                   Dollar Amount                           # Units
                                                                   -------------                           -------
    (i)  30-59 Days Delinquent                                      9,006,408          1.97%                   740
    (ii)  60-89 Days Delinquent                                     2,351,205          0.52%                   176
    (iii) 90 Days or More Delinquent                                1,092,061          0.24%                    86


K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE

(A) Charge-off Rate
    (i) Second Preceding Collection Period                                                           2.25%
    (ii) Preceding Collection Period                                                                 2.47%
    (iii) Current Collection Period                                                                  2.80%
    (iv) Three Month Average (Avg(i,ii,iii))                                                         2.51%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                                                           0.60%
    (ii) Preceding Collection Period                                                                 0.63%
    (iii) Current Collection Period                                                                  0.76%
    (iv) Three Month Average (Avg(i,ii,iii))                                                         0.66%

(C) Loss and Delinquency Trigger Indicator                                      Trigger was hit

L.  STATEMENT TO CERTIFICATEHOLDERS
                                                                                                                  Per $1,000 of
                                                                                                              Original Principal
(A)  Amount of distribution allocable to principal:                              Dollars ($)                       Balance
                                                                        ---------------------              -------------------------
    (i)    Class A Certificates                                                 17,498,204.64                      34.0869690
    (ii)   Class B Certificates                                                    824,452.27                      34.0869690

                                                                                                                Per $1,000 of
                                                                                                              Original Principal
(B)  Amount of distribution allocable to interest:                               Dollars ($)                        Balance
                                                                        ---------------------              -------------------------
    (i)    Class A Certificates                                                  2,304,447.58                       4.4891253
    (ii)   Class B Certificates                                                    111,247.19                       4.5995136

(C)  Pool Balance as of the close of business on the last day of the
     Collection Period                                                        $456,370,753.57
                                                                        ---------------------

                                                                                                               Per $1,000 of
                                                                                                            Original Principal
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the
     related Collection Period                                                     Dollars ($)                     Balance
                                                                        ----------------------             -------------------------
    (i)  Total Servicing Fee                                                       395,577.84
    (ii)    Class A Percentage of the Servicing Fee                                377,778.29                      0.7359222
    (ii)    Class B Percentage of the Servicing Fee                                 17,799.55                      0.7359222

                                                                                                               Per $1,000 of
                                                                                                           Original Principal
                                                                                  Dollars ($)                       Balance
                                                                                 --------------            -------------------------
(E)   (i)  Class A Interest Carryover Shortfall                                       0.00                         0.0000000
        (ii)  Class A Principal Carryover Shortfall                                   0.00                         0.0000000
        (iii)  Class B Interest Carryover Shortfall                                   0.00                         0.0000000
        (iv)  Class B Principal Carryover Shortfall                                   0.00                         0.0000000

        Change with respect to immediately preceding Distribution Date:
        (v)  Class A Interest Carryover Shortfall                                     0.00                        0.0000000
        (vi)  Class A Principal Carryover Shortfall                                   0.00                        0.0000000
        (vii)  Class B Interest Carryover Shortfall                                   0.00                        0.0000000
        (viii)  Class B Principal Carryover Shortfall                                 0.00                        0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all
     payments allocated to principal                                                                            Pool Factor
                                                                                                           -------------------
    (i)    Class A Pool Factor                                                                                    0.8490196
    (ii)   Class B Pool Factor                                                                                    0.8490196

(G)  Amount of the aggregate Realized Losses, if any, for such Collection
Period ($)                                                                       $1,133,204.04
                                                                                --------------

(H) Aggregate  principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day
of the preceding Collection Period                                               $3,443,265.90

(I) Amount on deposit  in the  Reserve  Fund on such  Distribution
Date,  after giving effect to distributions made on such Distribution Date      $14,063,737.56
                                                                                --------------

(J)  Aggregate outstanding principal balances for each class of certificates,
     after giving effect to all payments allocated to principal                               Principal Balance
                                                                                      -------------------------
    (i)    Class A Principal Balance                                                             435,835,745.77
    (ii)   Class B Principal Balance                                                              20,535,007.80

(K)  Amount otherwise  distributable to the Class B  Certificateholders  that is being distributed to the Class A Certificateholders on such Distribution
     Date                                                                                                 $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or
     purchased by the Servicer with respect to the Related Collection Period ($)                          $0.00
                                                                                -------------------------------



M. INSTRUCTIONS TO THE TRUSTEE

On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)  Servicing Fee                                                                             $395,577.84
     (ii)  Servicing Fees retained by the Seller                                                     395,577.84
                                                                                -------------------------------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution
           Date (i-ii)                                                                                    $0.00
                                                                                -------------------------------

(B) Withdraw from the Collection Account and deposit in the Class A Distribution
Account:
      (i)  for the Class A Interest Distribution                                                  $2,304,447.58
      (ii)  for the Class A Principal Distribution                                                17,498,204.64
                                                                                -------------------------------
      (iii)  Total (i+ii)                                                                        $19,802,652.22
                                                                                -------------------------------

(C) Withdraw from the Collection Account and deposit in the Class B Distribution
Account:
      (i)  for the Class B Interest Distribution                                                    $111,247.19
      (ii)  for the Class B Principal Distribution                                                   824,452.27
                                                                                -------------------------------
      (iii)  Total (i+ii)                                                                           $935,699.46
                                                                                -------------------------------

(D)  Withdraw excess Collections from the Collection Account and deposit in the
Reserve Fund                                                                                        $498,733.13
                                                                                -------------------------------

(E)  Withdraw  from the  Reserve  Fund and  deposit in the Class A  Distribution
Account:
     (i)  Amount equal to the excess of the Class A Interest  Distribution  over the  sum of  Interest  Collections  and  the  Class  B  Percentage  of
          Principal
          Collections                                                                                     $0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
           and the Class B Interest Distribution                                                           0.00
                                                                                -------------------------------
     (iii)  Total                                                               -------------------------------

(F)  Withdraw  from the  Reserve  Fund and  deposit in the Class B  Distribution
Account:
     (i)  Amount equal to the excess of the Class B Interest  Distribution  over the portion of Interest Collections remaining after the distribution
          of the Class A Interest Distribution                                                                                 0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over
           the  portion  of  Principal   Collections  and  Interest  Collections
           remaining   after  the   distribution   of  the   Class  A   Interest
           Distribution,  the  Class B  Interest  Distribution,  and the Class A
           Principal
           Distribution                                                                                    0.00
                                                                                -------------------------------
     (iii)  Total                                                                                          0.00
                                                                                -------------------------------

                                                                                                                               0.00
                                                                                                                -------------------